UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 5, 2007

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

213 South Main Street Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (320) 848-6231

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 1, 2, 4-7 are not applicable and therefore omitted.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

See Item 8.01 below for information regarding subsequent developments related to information originally presented in the Company’s Report on Form 8-K for May 25, 2006 under Item 3.01.

ITEM 8.01 OTHER EVENTS

The following information supplements information provided in the Company’s Reports on Form 8-K for May 22, 2007, May 25, 2006, July 7, 2006, October 16, 2006, and January 10, 2007.

As previously reported in press releases and disclosed in Reports on Form 8-K, the Company has not filed its Quarterly Reports on Form 10-Q due for the three month period ended March 31, 2006, the three and six month periods ended June 30, 2006, and for the quarter and nine months ended September 30, 2006 (collectively, the 2006 Form 10-Q Reports) due to, along with other factors, risks and uncertainties arising from a civil investigation of the Company’s JDL Technologies subsidiary initiated by the U.S. Department of Justice (DOJ) and the Company’s continued assessment of uncollected receivables related to work performed for the U.S. Virgin Islands Department of Education (VIDOE). That the 2006 Form 10-Q Reports have not been filed causes the Company to be out of compliance with continued listing standards of the American Stock Exchange (AMEX) and, due to such compliance, the Company’s shares are subject to being de-listed. However, as previously reported and disclosed in Reports on Form 8-K,  the Company’s common stock has continued to trade on AMEX under extensions granted by AMEX staff, the most recent of which contemplated that the Company would achieve compliance with AMEX’s listing standards by March 1, 2007.  On March 5, 2007, the Company submitted a written request to AMEX requesting additional time in which to file the 2006 Form 10-Q Reports and, upon such filing, thereby achieve compliance with AMEX’s continued listing standards.

On March 6, 2007 the Company issued a press release reporting that it had submitted a written request to AMEX for additional time in which to file the 2006 Form 10-Q Reports and to regain compliance with the AMEX listing standards. A copy of the Press Release issued on March 6, 2007 is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following is filed as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press Release issued March 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ Paul N. Hanson
Paul N. Hanson
Its Chief Financial Officer

Dated:  March 7, 2007